SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2002



Texas                        Gulftex Energy Corporation               75-2882140
-----                        --------------------------               ----------
(State or other      (Exact name of registrant as specified    (I.R.S. Employer
jurisdiction of                   in its charter)            Identification No.)
incorporation or
organization)

223 E. FM 1382, Suite 12720, Cedar Hill, Texas, 75104                     75104
-----------------------------------------------------                     -----
(Address of principal executive offices)                              (Zip Code)

                                 (972) 293-2424
                                 --------------
              (Registrant's telephone number, including area code)



                 1330 Post Oak Boulevard, Four Oaks Place, Suite
                   1600, Houston, Texas (Former name or former
                     address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT
-----------------------------------------

Pursuant to a Share Exchange Agreement (the "Agreement"), Shopathomekids.com, Inc., a Texas corporation (the "Registrant"), was to have acquired 100% of the outstanding shares of common stock ("Common Stock") of GulfTex Energy Corporation ("GulfTex"), a private Texas corporation, in exchange for 1 share of Registrant's common stock. The exchange would have resulted in GulfTex becoming Registrant's wholly-owned subsidiary. At or around the same time, the then officers and directors of Registrant resigned and Mr. Marc Duchesne and Jackson Chung Wai Wong were appointed as Registrant's officers and directors. On September 19, 2001, the Registrant filed a Certificate of Merger (the "Certificate") with the Secretary of State of Texas. That Certificate of Merger has subsequently been withdrawn. The Registrant changed its name to GulfTex Energy Corporation.

Recently, the former (now current) management of Registrant became aware that GulfTex breached several provisions of the Agreement. The Registrant's management is also in the process of trying to determine why Registrant's former management (i.e., Messrs. Duchesne and Wong) did not file certain reports required by the Securities and Exchange Commission, including, but not limited to, Registrant's 10QSB. The Registrant is in the process of reviewing its options.

On or about November 15, 2001, the Registrant filed a Form 10KSB. The 10KSB reported that Mr. Duchesne was to acquire 17,343,645 shares of Registrant's common stock, which would have comprised 62.02% of Registrant's issued and outstanding shares of common stock. Under the terms of the Share Purchase Agreement, Mr. Duchesne was to purchase those shares from the Registrant's former officers and directors, Lewis Prowse II, Larry Ballard, Tarja Mees, and Romie Krickbaum. The shares were held in escrow pending completion of the Share Purchase Agreement, which was to have occurred on or before November 19, 2001. However, Mr. Duchesne breached the Share Purchase Agreements. As a result of that breach, the transaction was not completed and the shares were never transferred to Mr. Duchesne.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Registrant) at February 26, 2002 by (i) each person known by the Registrant to be the beneficial owner of more than five percent (5%) of the Registrant's outstanding shares of common stock, and (ii) all directors and executive officers of the Registrant as a group. The Registrant believes that each person named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such person.

Beneficial holdings of owners of 5% or more the Registrant's common stock and share holdings of officers and directors:

----------------------- ----------------------------- --------------------------- ---------------------------
Title of Class          Name/Address of Owner         Shares Beneficially Owned      Percentage Ownership
----------------------- ----------------------------- --------------------------- ---------------------------
Common Stock            Lewis Prowse II                    2,279,054 shares                 8.12%
                        211 Bob White                   President and Director
                        Desoto, TX
                        75123
----------------------- ----------------------------- --------------------------- ---------------------------
Common Stock            Larry Ballard                      2,279,054 shares                 8.12%
                        1525 Jesse Ramsey Blvd.        Secretary, Treasurer and
                        Cedar Hill, TX                         Director
                        75104
----------------------- ----------------------------- --------------------------- ---------------------------
Common Stock            Tarja Mees                         6,677,125 shares                 23.79%
                        1353 Middleton Dr.                     Director
                        Cedar Hill, TX
                        75104
----------------------- ----------------------------- --------------------------- ---------------------------
Common Stock            Romie Krickbaum                    6,726,383 shares                 23.79%
                        708 Hillcrest                          Director
                        Cedar Hill, TX
                        75104
----------------------- ----------------------------- --------------------------- ---------------------------
Common Stock            Cede & Co.                         3,907,056 shares                 13.92%
                        P.O. Box 222
                        Bowling Green Station
                        New York, NY 10274
----------------------- ----------------------------- --------------------------- ---------------------------
Common Stock            All officers and directors        17,961,616 shares                 64.00%
                        as a group
----------------------- ----------------------------- --------------------------- ---------------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
-------------------------------------------------

Form 8-K. On October 2, 2001, Registrant filed a Form 8-K describing the Agreement and explaining the nature of GulfTex's business. During that time, Messrs. Duchesne and Wong were the sole officers and directors and Registrant was represented by Chapman & Flannagan. As GulfTex's audited financial statements were not attached to the original Form 8-K, Registrant was required to file an amendment to the Form 8-K on or before December 3, 2001 and attach the audited financial statements. Messrs. Duchesne and Wong never filed the amended Form 8-K.

Appointment of Officers and Directors. On February 11, 2002, Messrs. Duchesne and Wong appointed Romie J. Krickbaum, Lewis Prouse II, Tarja Mees and Larry Ballard (Registrant's former management prior to the GulfTex transaction) to Registrant's Board of Directors. Messrs. Prouse and Ballard were later appointed as Registrant's officers. Change of Corporate Address. The Registrant has changed its corporate address to 223 E. FM 1382, Suite 12720 Cedar Hill, Texas, 75104.

Legal Proceedings. On or about February 5, 2002, certain parties, including Registrant, Romie J. Krickbaum, Lewis Prouse II, Tarja Mees and Larry Ballard were sued in the United States District Court for the Northern District of Georgia, Atlanta Division. Registrant is named in the counts for: Violation of the Securities Act of 1933; Violation of the 1934 Exchange Act; Violation of the Georgia Securities Act; Breach of Fiduciary Duty; Federal and Georgia RICO violations; and Common Law Fraud. Registrant's management has been sued for:
Violation of the 1934 Exchange Act; Violation of Federal and Georgia RICO; and Common Law Fraud.

Registrant and its current management plan to vigorously defend the lawsuit as they believe that neither Registrant nor its current management have any liability to the plaintiffs named in that lawsuit for several reasons, including, but not limited to, all the transactions which form the basis for the lawsuit occurred before the transaction between Registrant and GulfTex.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS
---------------------------------------------

On or about February 11, 2002, Mr. Marc Duchesne and Mr. Jackson Chung Wai Wong resigned their positions as Registrant's officers and directors. Other than explaining that they were resigning as officers and directors of Registrant, neither Mr. Duchesne nor Mr. Wong provided any other explanation as to why they resigned.

On November 15, 2001, Registrant filed a Form 10K-SB that the Board of Directors approved the appointment of Graham Hammond, Bill Wood, Merritt Douglas Woodring and Stanley Spinks as directors of the Registrant. Mr. Woodring was also purportedly appointed as Registrant's Vice-President and Mr. Spinks as Treasurer. The former management (now current) has been notified by Sean Flannagan, Registrant's corporate counsel, that those individuals never accepted the appointments, and as such, these individuals never held these positions. Registrant has not been able to independently either confirm or deny such information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                              Gulftex Energy Corporation


DATED: March 5, 2002                 By:      /s/ Lewis Prouse
                                              ----------------------------------
                                              Lewis Prouse, II, President